EXHIBIT 99

                               Chase 2003-S1(gp1)
                           Whole Loan 15YR Fixed-Rate

Deal Size                                     $100mm approx.

GWAC                                          5.833% +/-15bps

WAM                                              178 +/- 2 months

California                                    50.00% max.

WA LTV                                        60.00% max

Avge. Loan Balance                             $545k approx.

Loan Purpose:           Cash-Out Refi          25.0% max

Property Type:          SF/PUD                 87.0% min.
                        Condo                   7.0% max
                        COOP                    5.0% max

Doc Type:               Full                   90.0% min.

Occupancy:              Primary                90.0% min.

WA FICO                                          735 approx.

AAA Ratings                              2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                  1.50% approx.

Pricing Speed                                   300% PSA

Settlement Date                             01/30/03

Master Servicer/Bond Administrator       Chase Manhattan Mortgage Corp



                            All numbers approximate.
                   All tranches subject to 10% size variance.




The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

            CHASE 03-S1 30 year 5.6's     Date:01/16/2003 13:28:06

===================================================================================================================================
 UBS Warburg LLC           |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I:  0-   0  II:  0-   0  III:  0-   0
 Closing Date: 1/30/2003   |WHOLE  30 year  Pricing Speed: 300 PSA               |PacI %: 0.00  Indices:
 First Pay: 2/25/2003      |WAC:5.83   WAM:179.90                                |
===================================================================================================================================

 Tranche                      Coupon    Payment    Aver.  Dur   Tx   Spread Yield     Price
  Name      Bal(MM)                     Window     Life         Yr     bp             %
-------------------------------------------------------------------------------------------

GROUP 1:

  1A1       99,934,046.28     5.25000  2/03- 4/18   4.54         4
  1AX       6,448,863.43      5.25000  2/03- 4/18   4.59         4
  1AP          44,304.76      0.00000  2/03- 1/18   4.55         4

GROUP 2:

  2A1        246,611,000      5.00000  2/03-11/17   4.41         4
  2AX       25,676,469.52     5.00000  2/03-11/17   4.45         4
  2PO          13,118.23      0.00000  2/03-11/17   4.42         4

  SUB1      1,522,512.96
  SUB2      3,375,881.77
            ------------
            4,898,394.70

 Tranche                 Description              Day    Deal%
  Name                                            Del
--------------------------------------------------------------

GROUP 1:

  1A1         "Senior Bond, 98.46 percent of deal  24    98.46
  1AX                                              24     6.35
  1AP                                              24     0.04

GROUP 2:

  2A1         "                                    24    98.64
  2AX                                              24    10.27
  2PO                                              24     0.01

  SUB1
  SUB2


Payment Rules

-------------
GROUP 1:
1) Pay 1A1, until retired;

GROUP 2:
1) Pay 2A1, until retired;



The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

CMF03S01  30 year  6.5's          User ID: chackel          Deals Directory: /home/chackel/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Collateral Description         Date:    01/16/2003   13:28:24                                                        UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  1/30/2003  WHOLE 30 year  WAC: 5.83  WAM: 179.90  Pricing Speed:  300  PSA
------------------------------------------------------------------------------------------------------------------------------------


 Num  Name   Bond  PassThru        WAC  WAM   WALA       Date         Factor    Bal owned      Bal used  Orig used *    In Box

  1   WHOLE    11   6.50000    6.75000  180      0     0/     0   0.00000000     600000.00     600000.00         Inf      0.00
  2   WHOLE    10   6.12500    6.37500  180      0     0/     0   0.00000000    1592000.00    1592000.00         Inf      0.00
  3   WHOLE     9   6.00000    6.25000  180      0     0/     0   0.00000000    3148800.00    3148800.00         Inf      0.00
  4   WHOLE     8   5.87500    6.12500  176      0     0/     0   0.00000000    8062100.00    8062100.00         Inf      0.00
  5   WHOLE     7   5.75000    6.00000  175      0     0/     0   0.00000000   10254242.00   10254242.00         Inf      0.00
  6   WHOLE     6   5.62500    5.87500  183      0     0/     0   0.00000000   21205950.00   21205950.00         Inf      0.00
  7   WHOLE     5   5.50000    5.75000  182      0     0/     0   0.00000000   38876873.00   38876873.00         Inf      0.00
  8   WHOLE     4   5.37500    5.62500  177      0     0/     0   0.00000000   12116400.00   12116400.00         Inf      0.00
  9   WHOLE     3   5.25000    5.50000  173      0     0/     0   0.00000000    4539099.00    4539099.00         Inf      0.00
 10   WHOLE     2   5.12500    5.37500  180      0     0/     0   0.00000000     350000.00     350000.00         Inf      0.00
 11   WHOLE     1   5.00000    5.25000  180      0     0/     0   0.00000000     755400.00     755400.00         Inf      0.00


                                  5.83  179.90   0.00                         101500864.00  101500864.00         Inf      0.00

CMF03S01B  30 year  4.9's          User ID: chackel          Deals Directory: /home/chackel/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Collateral Description         Date:    01/16/2003   13:28:49                                                        UBS Warburg LLC
------------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  1/30/2003  WHOLE 30 year  WAC: 5.77  WAM: 178.00  Pricing Speed:  300  PSA
------------------------------------------------------------------------------------------------------------------------------------


 Num  Name   Bond  PassThru        WAC  WAM   WALA       Date         Factor    Bal owned      Bal used  Orig used *    In Box

  1   WHOLE     1   4.94690   5.20840   178     2     0/     0   0.00000000     1235256.78     1235256.78   Inf          0.00
  2   WHOLE     1   5.51608   5.77458   178     2     0/     0   0.00000000   248764743.22   248764743.22   Inf          0.00


                              5.77      178.00  2.00                          250000000.00   250000000.00   Inf          0.00

UBS WARBURG LLC                                                          CMOPROJ
Fixed Income Research      CMF03S01B 30 YEAR 4.9     1:20:43 pm January 16, 2003
CMOPROJ.553                                          Chris Hackel chackel@jacana
                                                                          PAGE 1

============================================================================================
BOND   BALANCE          COUPON   DELAY   FACTOR    INDEX   VALUE   RESET   MULTIPLIER   CAP
--------------------------------------------------------------------------------------------
2AX    25,676,469.52   5.00000    24     1.000000         -1.0000    --        --        --
============================================================================================

================================================================================
BOND   FLOOR  CURRENT    SETTLE      DEAL    WAC      WAM    PRICING    DURATION
               COUPON     DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
2AX    -       5.0000   01/30/03   30 year  5.77   178.00   300.0PSA     14:15
================================================================================

======================================================
PRICE          PSA      PSA      PSA      PSA      PSA
                 0      100      300      400      500
------------------------------------------------------
13:31       30.383   25.673   15.995   11.022    5.958
14:00       30.290   25.580   15.899   10.925    5.858
14:01       30.198   25.486   15.803   10.827    5.759
14:02       30.106   25.393   15.708   10.731    5.661
14:03       30.014   25.301   15.613   10.634    5.563
14:04       29.923   25.209   15.519   10.538    5.465
14:05       29.832   25.117   15.424   10.443    5.368
14:06       29.742   25.026   15.331   10.348    5.272

14:07       29.652   24.935   15.237   10.253    5.175
14:08       29.563   24.844   15.144   10.158    5.079
14:09       29.473   24.754   15.052   10.065    4.984
14:10       29.384   24.664   14.960    9.971    4.889
14:11       29.296   24.575   14.868    9.878    4.794
14:12       29.208   24.486   14.777    9.785    4.700
14:13       29.120   24.397   14.686    9.693    4.606
14:14       29.033   24.309   14.595    9.601    4.512

14:15       28.946   24.221   14.505    9.509    4.419
14:16       28.859   24.133   14.415    9.418    4.326
14:17       28.773   24.046   14.326    9.327    4.234
14:18       28.687   23.959   14.236    9.237    4.142
14:19       28.601   23.873   14.148    9.147    4.050
14:20       28.516   23.786   14.059    9.057    3.959
14:21       28.431   23.701   13.971    8.968    3.868
14:22       28.347   23.615   13.884    8.879    3.778

14:23       28.262   23.530   13.796    8.790    3.688
14:24       28.179   23.445   13.709    8.702    3.598
14:25       28.095   23.361   13.623    8.614    3.509
14:26       28.012   23.277   13.537    8.526    3.420
14:27       27.929   23.193   13.451    8.439    3.331
14:28       27.847   23.110   13.365    8.352    3.243
14:29       27.764   23.027   13.280    8.266    3.155
14:30       27.683   22.944   13.195    8.180    3.067
------------------------------------------------------
AVG LIFE     8.488    6.653    4.453    3.787    3.290
DURATION     2.420    2.394    2.334    2.299    2.261
FIRST PAY     2/03     2/03     2/03     2/03     2/03
LAST PAY     11/17    11/17    11/17    11/17    11/17
======================================================

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

UBS WARBURG LLC                                                          CMOPROJ
Fixed Income Research      CMF03S01B 30 YEAR 4.9     1:20:30 pm January 16, 2003
CMOPROJ.553                                          Chris Hackel chackel@jacana
                                                                          PAGE 1

============================================================================================
BOND   BALANCE           COUPON   DELAY   FACTOR    INDEX   VALUE   RESET   MULTIPLIER   CAP
--------------------------------------------------------------------------------------------
2PT    246,611,000.00   5.00000    24     1.000000         -1.0000    --        --       --
============================================================================================

================================================================================
BOND   FLOOR  CURRENT    SETTLE      DEAL    WAC      WAM    PRICING    DURATION
               COUPON     DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
2PT    -       5.0000   01/30/03   30 year  5.77   178.00   300.0PSA     100:12
================================================================================

========================================================
 PRICE       PSA       PSA       PSA       PSA       PSA
               0       100       300       400       500
--------------------------------------------------------
 99:28     5.020     5.013     4.996     4.987     4.979
 99:29     5.015     5.007     4.988     4.978     4.968
 99:30     5.011     5.001     4.979     4.968     4.957
 99:31     5.006     4.995     4.971     4.958     4.946
100:00     5.001     4.989     4.962     4.948     4.935
100:01     4.996     4.983     4.954     4.939     4.924
100:02     4.991     4.977     4.945     4.929     4.913
100:03     4.987     4.971     4.937     4.919     4.902
100:04     4.982     4.965     4.929     4.910     4.891
100:05     4.977     4.959     4.920     4.900     4.880
100:06     4.972     4.953     4.912     4.890     4.869
100:07     4.967     4.947     4.903     4.881     4.858
100:08     4.963     4.941     4.895     4.871     4.847
100:09     4.958     4.936     4.887     4.861     4.836
100:10     4.953     4.930     4.878     4.852     4.825
100:11     4.948     4.924     4.870     4.842     4.814
100:12     4.943     4.918     4.862     4.832     4.803
100:13     4.939     4.912     4.853     4.823     4.792
100:14     4.934     4.906     4.845     4.813     4.781
100:15     4.929     4.900     4.836     4.803     4.770
100:16     4.924     4.894     4.828     4.794     4.759
100:17     4.920     4.888     4.820     4.784     4.748
100:18     4.915     4.882     4.811     4.774     4.737
100:19     4.910     4.877     4.803     4.765     4.726
100:20     4.905     4.871     4.795     4.755     4.716
100:21     4.901     4.865     4.786     4.746     4.705
100:22     4.896     4.859     4.778     4.736     4.694
100:23     4.891     4.853     4.770     4.726     4.683
100:24     4.886     4.847     4.761     4.717     4.672
100:25     4.882     4.841     4.753     4.707     4.661
100:26     4.877     4.835     4.745     4.698     4.650
100:27     4.872     4.830     4.736     4.688     4.639
--------------------------------------------------------
AVG LIFE   8.488     6.634     4.414     3.742     3.242
DURATION   6.490     5.254     3.705     3.213     2.835
FIRST PAY   2/03      2/03      2/03      2/03      2/03
LAST PAY   11/17     11/17     11/17     11/17     11/17
========================================================

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.

UBS WARBURG LLC                                                          CMOPROJ
Fixed Income Research      CMF03S01B 30 YEAR 4.9     1:17:58 pm January 16, 2003
CMOPROJ.553                                          Chris Hackel chackel@jacana
                                                                          PAGE 1

============================================================================================
BOND   BALANCE           COUPON   DELAY   FACTOR    INDEX   VALUE   RESET   MULTIPLIER   CAP
--------------------------------------------------------------------------------------------
1A1    99,934,046.28    5.25000    24     1.000000         -1.0000    --        --       --
============================================================================================

================================================================================
BOND   FLOOR  CURRENT    SETTLE      DEAL    WAC      WAM    PRICING    DURATION
               COUPON     DATE                                SPEED       @ PX
--------------------------------------------------------------------------------
1A1    -       5.2500   01/30/03   30 year  5.83    179.90  300.0PSA     100:16
================================================================================

========================================================
 PRICE       PSA       PSA       PSA       PSA       PSA
               0       100       300       400       500
--------------------------------------------------------
100:00     5.254     5.241     5.215     5.201     5.188
100:01     5.249     5.235     5.207     5.192     5.177
100:02     5.244     5.230     5.198     5.182     5.167
100:03     5.239     5.224     5.190     5.173     5.156
100:04     5.234     5.218     5.182     5.163     5.145
100:05     5.230     5.212     5.174     5.154     5.135
100:06     5.225     5.206     5.165     5.145     5.124
100:07     5.220     5.200     5.157     5.135     5.113
100:08     5.215     5.194     5.149     5.126     5.103
100:09     5.210     5.188     5.141     5.116     5.092
100:10     5.206     5.182     5.132     5.107     5.081
100:11     5.201     5.176     5.124     5.097     5.071
100:12     5.196     5.171     5.116     5.088     5.060
100:13     5.191     5.165     5.108     5.079     5.050
100:14     5.186     5.159     5.099     5.069     5.039
100:15     5.182     5.153     5.091     5.060     5.028
100:16     5.177     5.147     5.083     5.050     5.018
100:17     5.172     5.141     5.075     5.041     5.007
100:18     5.167     5.135     5.067     5.032     4.997
100:19     5.163     5.130     5.058     5.022     4.986
100:20     5.158     5.124     5.050     5.013     4.976
100:21     5.153     5.118     5.042     5.003     4.965
100:22     5.148     5.112     5.034     4.994     4.955
100:23     5.143     5.106     5.026     4.985     4.944
100:24     5.139     5.100     5.018     4.975     4.933
100:25     5.134     5.094     5.009     4.966     4.923
100:26     5.129     5.089     5.001     4.957     4.912
100:27     5.124     5.083     4.993     4.947     4.902
100:28     5.120     5.077     4.985     4.938     4.891
100:29     5.115     5.071     4.977     4.929     4.881
100:30     5.110     5.065     4.969     4.919     4.870
100:31     5.105     5.059     4.960     4.910     4.860
--------------------------------------------------------
AVG LIFE   8.600     6.752     4.541     3.872     3.374
DURATION   6.478     5.280     3.775     3.295     2.927
FIRST PAY   2/03      2/03      2/03      2/03      2/03
LAST PAY    4/18      4/18      4/18      4/18      4/18
========================================================

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.